POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 26, 1996
                                   /s/Michael G. Damone
                                   --------------------
                                   Michael G. Damone,
                                   Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/Robert J. Slater
                                   -------------------
                                   Robert J. Slater,
                                   Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 19, 1996
                                   /s/Kevin W. Lynch
                                   -----------------
                                   Kevin W. Lynch,
                                   Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/Michael W. Brennan
                                   ----------------------
                                   Michael W. Brennan,
                                   Chief Operating Officer
                                     and Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/J. Steven Wilson
                                   -------------------
                                   J. Steven Wilson,
                                   Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/Michael T. Tomasz
                                   ---------------------------
                                   Michael T. Tomasz,
                                   Principal Executive Officer
                                     and Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of com-mon stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registra-tion Statement and any and all amendments (including post-effective amendments) thereto, and any related Registra-tion Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/Jay H. Shidler
                                   ---------------------
                                   Jay H. Shidler,
                                   Chairman of the Board
                                     of Directors

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 23, 1996
                                   /s/John E. Rau
                                   --------------
                                   John E. Rau,
                                   Director

                       POWER OF ATTORNEY
                       -----------------



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the registration of an indeterminate amount of common stock, preferred stock, depositary shares and/or unsecured debt securities, which the Company may offer from time to time in one or more series, with an aggregate public offering price of up to $200,000,000, in amounts, at prices and on terms to be determined at the time of offering, and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto, and any related Registration Statement to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  September 20, 1996
                                   /s/Michael J. Havala
                                   ------------------------
                                   Michael J. Havala,
                                   Principal Financial
                                     and Accounting Officer